Execution Copy

LEASE

FROM

95th Holdings, LLC

LANDLORD

TO

Lifted Liquids, Inc.

TENANT

TABLE OF CONTENTS

Article 1Definitions

1.1Base Rent

1.2Building

1.3Consent

1.4Financial Institution

1.5Governmental Authorities

1.6Improvements

1.7Leasehold Mortgage

1.8Leasehold Mortgagee

1.9Premises

1.10Property

1.11Public Improvements

Article 2Lease of Property

Article 3Term and Options to Extend

3.1Term

3.2Options

Article 4Rent and Additional Rent

Article 5Rent to be Net

Article 6Payment of Taxes, Assessments, Etc.

6.1Impositions

6.2Evidence of Payment

6.3Tax Abatement and Protest

6.4Landlord's Cooperation with Tenant

6.5Payment by Subtenant

Article 7Surrender of the Property

7.1Surrender of Premises and Property

7.2Title to Improvements

7.3Rights of Leasehold Mortgagee, etc.

Article 8Repairs and Maintenance

8.1Maintenance of the Property

8.2Provisions Applicable to the Landlord

8.3Landlord's Liability

i

8.4Landlord's Right to Repair

Article 9Compliance with Law

Article 10Public Liability Insurance

10.1Public Liability Insurance

10.2Fire and Extended Coverage Insurance

10.3Insurance Policy

10.4Insured Parties

10.5Release and Waiver

10.6Additional Insurance

Article 11Damage or Destruction by Fire or Other Casualty

11.1Partial Damage to Property

11.2Rent Abatement

Article 12Tenant Improvements and Alterations

12.1Redevelopment of Building

12.2Right to Make Tenant Alterations

12.3Definition of Tenant Alterations

12.4Provisions Applicable to Tenant

Alterations

12.5Cooperation of Landlord

Article 13Prohibition Against Liens

13.1Discharge of Lien

13.2Landlord's Right to Discharge

13.3Intentionally Omitted

13.4Consent of Landlord Not Implied

Article 14Cooperation of Landlord

Article 15Representations and Warranties of Landlord

15.1No Litigation

15.2No Governmental Approval

15.3Power and Authority

15.4Due Execution of Lease

15.5Condition of and Title to Property

Article 16Unavoidable Delays

Article 17Non-Disturbance Agreement

Article 18Indemnification of Landlord

Article 19Condemnation

Article 20Landlord's Mortgages; Landlord's Right to

Assign Rents

20.1Fee Mortgagees of Landlord

20.2Sale or Transfer of Landlord's Interest in

the Premises

Article 21Mortgages, Assignments and Transfer of

Tenant's Interest

21.1Leasehold Mortgage

21.2Assignment or Transfer of Lease

21.3Rejection of Lease

21.4Assignment of Ownership Interest

Article 22Estoppel Certificates

22.1Estoppel Certificate of Tenant

22.2Estoppel Certificate of Landlord

Article 23Events of Default

23.1Events of Default

23.2Additional Remedies

23.3Waiver Not Implied

23.4Remedies Cumulative

Article 24Indemnification by Landlord

Article 25Invalidity of Particular Provisions

Article 26Notices

Article 27Intentionally Omitted

Article 28Quiet Enjoyment

Article 29Holdover

Article 30Right to Perform Covenants

30.1Landlord’s Rights

30.2Costs

30.3Tenant’s Rights

Article 31Captions

Article 32Modification and Amendment

Article 33Limitations on Liability

Article 34Gender and Name

Article 35Successors and Assigns

Article 36No Merger

Article 37Governing Law

Article 38Waivers

Article 39Disputes

Article 40Brokers

Article 41Intentionally Omitted

Article 42Memorandum of Lease

Article 43Representations and Warranties

of Tenant

43.1No Litigation

43.2No Governmental Approval

43.3Power and Authority

43.4Due Execution and Lease

Article 44Environmental Provisions

44.1Tenant's Compliance

44.2Prohibited Environmental Activities

44.3Indemnification by Tenant

44.4Indemnification by Landlord

Article 45Tenant’s Right and Obligation to Purchase

45.1Purchase; Purchase Price; and Failure to Exercise Timely

45.2Determination of Purchase Price

45.3Determination of Fair Market Value

45.4Closing

LIST OF EXHIBITS

Exhibit A – Legal Description of the Premises

Exhibit B – Additional Purchase Price Schedule

v

COMMERCIAL LEASE

This Commercial Lease (the "Lease") is made and entered into as of the 18 day of December, 2020, by and between 95th Holdings, LLC, a Wisconsin limited liability corporation, with an address of 5511 95TH Avenue, Kenosha, WI 53144 (hereinafter referred to as the "Landlord") and Lifted Liquids, Inc. an Illinois corporation with a mailing address at 31 N. Suffolk Lane, Lake Forest, IL 60045 (hereinafter referred to as the "Tenant").

R E C I T A L S:

WHEREAS, Landlord is in the process of acquiring ownership of that certain parcel of real estate situated on 95th Avenue and located in the City of Kenosha, State of Wisconsin, along with those structures and improvements existing thereon now or in the future (the "Property" as defined below); and

WHEREAS, upon consummating its purchase, Landlord desires to lease to Tenant and Tenant desires to lease from Landlord the Property pursuant to the terms and conditions hereinafter contained.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the Landlord and the Tenant hereby agree as follows:

1.Definitions.  The following terms shall have the meanings set forth in this Article 1:

1.1"Base Rent" means the minimum annual base rent for the applicable portion of the term as set forth in Article 4.

1.2"Building" means the industrial warehouse building currently existing on the Premises (as defined below) with eleven thousand two hundred thirty-eight (11,238) square feet of rentable building area; it being expressly understood, however, that the term "Building" includes any modification to, extension or reconstruction of, such Building or any other building which is permitted by this Lease.  The term "Buildings" shall be deemed to refer to all individual Buildings in the aggregate constructed on the Premises.

1.3"Consent" means any party's written consent to any action which by this Lease such party must give or may withhold.  Except as otherwise expressly provided herein, the Landlord's or Tenant's consent under this Lease shall not be unreasonably withheld, conditioned or delayed.

1.4"Financial Institution" means a bank, national bank, savings bank, trust company, insurance company, real estate investment trust, pension fund or any other institutional banking, lending or other similar financial institution, together with the financial institutions involved in any public offering, so called, of a securitized mortgage with respect to the the Premises.

1.5"Governmental Authorities" means all federal, state, municipal and local governments, and all agencies, departments, instrumentalities, commissions, boards, bureaus and offices thereof having or claiming jurisdiction over the Premises or the Improvements.

1.6"Improvements" means all Buildings and their fixtures and appurtenances as well as all paved areas, common areas, roads, driveways, Public Improvements, utilities, structures and other improvements constructed or improved on the Premises by or on behalf of the Tenant excluding signs, fixtures, machinery, equipment and items of personal property owned by Tenant which are removable as hereinafter provided.

1.7""Premises" means the existing lot of land in the aggregate approximately eighty-seven thousand one hundred twenty (87,120) square feet or 2.00 acres located at 5511 95th Avenue, in the City of Kenosha, State of Wisconsin, zoned as “M-2 Heavy Manufacturing District” under Section 3.18 of the Kenosha Zoning Ordinance, as amended leased to Tenant pursuant to this Lease, with all appurtenances, utilities, easements and privileges available and belonging thereto, which are more particularly described in Exhibit A attached hereto.

1.8"Property" means the Premises, Building(s), as well as any and all now-existing and/or future Improvements, if any.

1.9"Public Improvements" means those certain water, sewerage, drainage, electric, gas, telephone and other applicable utility lines or conduits located on the Premises, all of which serve or are intended to serve the Premises.

2.Lease of Property.  The Landlord, for and in consideration of the rents hereinafter reserved by Landlord and the covenants, terms and agreements hereinafter contained on the part of Tenant to be paid, kept and performed, does hereby demise and lease the Property to Tenant and Tenant does hereby take and lease the Property from the Landlord upon and subject to the terms and conditions hereinafter expressed. The Tenant acknowledges and agrees that the Tenant is leasing the Property in its "AS IS" condition and without any express or implied warranties other than those set forth herein. The Tenant is not relying upon any representation or warranty of the Landlord with respect to any of the foregoing matters or with respect to any matter other than as is expressly set forth in Article 15.

The foregoing demise is made subject to the following:

(a)All restrictions, regulations and statutes, and amendments and additions thereto, of any and all Governmental Authorities having jurisdiction thereof;

(b)All covenants, restrictions, easements, reservations and agreements of record now recorded and any encroachments affecting the Premises;

(c)Any encroachment and/or other state of facts, if any;

(d)Building restrictions and regulations, zoning ordinances and regulations and any amendments thereto in force and effect;

(e)All taxes, assessments, water charges and sewer rents not yet due and payable; and

(f)Except as may be otherwise provided herein, the condition and state of repair of the Property, Building, and existing Improvements located thereon as the same may be on the date of the commencement of the term of this Lease.

3.Term and Option to Extend.

3.1Term.  To have and to hold the Property unto Tenant, its successors and assigns, for a term beginning on and as of January 1, 2021 (the "Commencement Date") and terminating at midnight on the Fifth (5th) anniversary date of the Commencement Date. Landlord and Tenant shall prepare and execute herewith a notice or memorandum of lease (the "Memorandum") in recordable form which shall be recorded at the Tenant's expense in the Records of Land Evidence of the Office of the Register of Deeds for the County of Kenosha, Wisconsin.

3.2Option.  Tenant shall have the right, subject to Article 45, to extend the original Five (5) year term of this Lease for one (1) extension period of Two (2) years, commencing upon the expiration of the original term.  The Tenant and Landlord shall execute an “Amendment of Extension” prior to six (6) months before the expiration of the original term; and should the parties not execute the extension as outlined herein, both parties hereby expressly agree that the Lease shall end on its original expiration.  Except as expressly otherwise provided in this Lease, all the terms, covenants and provisions in this Lease shall apply to the period or periods to which the original term shall be extended as aforesaid.

4.Rent and Additional Rent.  Commencing on and as of the date hereof the Base Rent payable by the Tenant to the Landlord shall be Six and 13/100 Dollars ($6.13) per square foot per annum.  Base Rent shall be due and payable without prior notice or demand and without any setoff or deduction in advance on of the first day of each month for the entire term of this Lease and any extension thereof.  All other amounts payable by the Tenant hereunder to or for the account or benefit of the Landlord, shall be deemed to be additional rent.  Base Rent shall be increased by 2% each year during the Term or any extension thereof.

5.Rent to be Net.  It is the intention and agreement of the parties that the Base Rent shall be net to Landlord.  Tenant agrees to pay or cause to be paid, and shall save Landlord harmless from and against, all Impositions (as defined herein), insurance premiums, utilities, maintenance and repair costs, and other like expenses and obligations of every kind and nature whatsoever relating to the Property which may arise or become due after the Commencement Date, other than expenses or obligations caused by acts or omissions of, or incurred by or at the written direction of, Landlord or by anyone for whom the Landlord is legally responsible and for which Tenant is not otherwise responsible to pay or reimburse to Landlord under the provisions of this Lease and except as otherwise expressly provided in this Lease.

6.Payment of Taxes, Assessments, Etc.

6.1Applicability.  This Article 6 shall remain operative throughout the term of this Lease and through the date of delivery to Tenant from Landlord of the deed to the Property pursuant to Section 45 of this Lease, if applicable.  Notwithstanding the foregoing, nothing herein shall prohibit Tenant, or any subtenant from applying for and obtaining real estate tax exempt status pursuant to applicable state and/or local laws, rules and regulations.

6.2Impositions.  Commencing as of the Commencement Date, the Tenant shall pay or cause to be paid, as they become due and before the same become delinquent, all real estate taxes (if applicable), general or special assessments and all other assessments and other similar charges assessed against or levied upon or payable with respect to the Property, as well as all water and sewer rents, rates and charges for public utilities, and all other governmental charges in the nature of real estate taxes, general and special, of any kind and nature whatsoever which at any time during the term of this Lease may be assessed, levied, imposed upon, or become due or payable out of or in respect of, or become a lien on the Property or any part thereof (all such charges described in this Section 6.2 being hereinafter collectively referred to as "Impositions", and any of the same being hereinafter referred to as an "Imposition"); provided, however, that:

6.2.1  If, by law, any Imposition may at the option of the taxpayer be paid in installments, Tenant may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) at any time before the same become delinquent in installments and, in such event, subject to the provisions of Subsection 6.2.2 hereof, shall pay (or cause to be paid) such installments as they become due during the term of this Lease and before they become delinquent; and

6.2.2  Nothing herein contained shall require Tenant to pay municipal, state, or federal income taxes assessed against Landlord, any capital levy, estate, succession, inheritance or transfer taxes of Landlord or corporation franchise taxes imposed upon any corporate owner of the Property.

6.3Evidence of Payment.  To the extent Tenant pays Impositions directly to the appropriate taxing authority, Tenant shall furnish (or cause to be furnished) to Landlord with respect to each payment of Impositions, the official receipt of the appropriate taxing authority, if any, or other evidence reasonably satisfactory to Landlord, evidencing the full payment of all Impositions on a timely basis.

6.4Tax Abatement and Protest.  Tenant shall have the right, at its sole cost and expense, to contest the amount or validity, in whole or in part, of any Imposition, or to seek a reduction in the valuation of the Property (or any portion thereof) as assessed for taxation purposes by appropriate proceedings diligently conducted in good faith so long as neither the Property nor any part thereof would by reason of such postponement or deferment be in imminent danger of being forfeited or lost.

6.5Landlord's Cooperation with Tenant.  Landlord shall join in any proceeding referred to in Section 6.4 if, in Tenant's or subtenant’s reasonable opinion, as applicable, the provisions of any law, rule or regulation at the time in effect shall require that such a proceeding be brought by and/or in the name of Landlord, in which event Landlord shall, upon written request and at no cost to Landlord, join in such proceedings or permit the same to be brought by Tenant or subtenant, as applicable, in the Landlord's name and on the Landlord's behalf.  The Landlord agrees to cooperate fully, and at no cost to Landlord, with the Tenant and/or subtenant, as applicable, in connection with the foregoing including, without limitation, in the furnishing of such documents, information and other materials as Tenant and/or subtenant, as applicable shall reasonably deem necessary with respect to the foregoing tax abatement and/or protest.  Tenant covenants that Landlord shall not suffer or sustain any costs or expenses or any liabilities in connection with Landlord's participation at Tenant's and/or subtenant’s request, as applicable, in any such proceedings relating to the Building, Improvements, and the Property, with the Tenant's obligations to pay all of same to be deemed additional rent hereunder. The Landlord shall not charge a fee for the attendance at any hearing of a principal of the Landlord if necessary.  In the event that a credit, refund or award is obtained by the Tenant, and/or subtenant, as applicable, the Tenant shall receive out of such award payment of all costs and expenses incurred by the Tenant and/or subtenant, as applicable, including, without limitation, professional, appraisal, consulting and legal fees incurred in obtaining such refund or award.  If and to the extent that Tenant has paid the challenged taxes or Impositions, thenTenant and/or subtenant, as applicable, shall be entitled to the full amount of any refund of any Imposition and penalties and interest thereon received by Landlord which shall have been paid by or on behalf of the Tenant and/or subtenant, as applicable, or for Tenant's and/or subtenant account or which shall have been paid by Landlord and previously reimbursed in full by Tenant and/or subtenant.  The Tenant reserves the right to allow any subtenant to prosecute such tax abatement and/or protest and, in such event, the foregoing provisions shall apply for the benefit of such subtenant on a pro rata basis.

6.6Payment by Subtenant.  Notwithstanding the foregoing, the Tenant reserves the right, at its option, to permit a subtenant to pay all or any portion of the Impositions directly to the applicable Governmental Authority and to cause the applicable tax bills and other bills to be sent directly to the subtenant.  In such case, the Tenant shall nevertheless be required to provide the Landlord with the evidence of payment required pursuant to Section 6.2.

(a)Surrender of the Property.  Tenant shall, upon the expiration or sooner termination of this Lease, surrender and deliver up the Property into the possession and use of Landlord, free and clear of all leases and occupancies and free and clear of all liens, encumbrances and rights of any third parties other than those, if any, existing on the date hereof, or other than those created by the Landlord for the Tenant at the Tenant's written request or consented to by Landlord, after the date hereof, without any payment or allowance whatever by Landlord for the Property.

7.Repairs and Maintenance.

7.1Maintenance of the Property.  Throughout the term of this Lease, Tenant shall maintain the Property in good order, condition and repair consistent with industry standards for similar properties, reasonable wear and tear and damage by fire, insured against casualty or condemnation excepted.

7.2Provisions Applicable to the Landlord.   Landlord shall not be required to furnish any services or facilities or to make or perform any maintenance, repairs or replacements in, to or about the Property, Tenant hereby, as between the Landlord and the Tenant, assuming the full and sole responsibility for all maintenance, repairs and replacements to, and for any condition, operation and management of, the Property during the term of this Lease.  Landlord shall not be responsible for the maintenance, repair or replacement of any sewer, water, drainage or other utility lines or Public Improvements located on, under or above the Premises unless and to the extent such maintenance, repair or replacement is actually caused by Landlord or its agents, contractors or employees.

7.3Landlord's Liability.  As between the parties hereto, Tenant shall deemed to be in exclusive control and possession of the Property and of all Buildings and Improvements on the Premises as provided herein, and Landlord shall not in any event whatsoever be liable for any injury or damage to any property or to any person happening on, in or about the Property or the appurtenances thereto, or for any injury or damage to the Premises or the Buildings and Improvements, or to any property, whether belonging to Tenant or any other person, caused by any fire, breakage, leakage, defect or bad condition in any part or portion of the Property or of the Building and Improvements on the Premises, or from steam, gas, electricity, water, rain or snow that may leak into, issue or flow from any part of the Property or the Buildings and Improvements from the drains, pipes or plumbing work of the same, or from street, subsurface or any place or quarter, or due to the use, misuse or abuse of all or any of the elevators, hatches, openings, installations, stairways or hallways of any kind whatsoever which may exist or hereafter be erected or constructed in or on the Buildings or any Improvements on the Premises, or from any kind of injury which may arise from any other cause whatsoever on the Property or in or on the said Building and Improvements, including defects in construction of any building, latent or otherwise.  The Landlord shall, however, be responsible for all damages or losses caused by the negligence of the Landlord or its agents, contractors and employees.

7.4Landlord's Right to Repair.  Tenant shall permit Landlord and/or Landlord's authorized representatives to enter the Property at all reasonable times and during normal business hours for the purpose of inspecting the same and of making, at Landlord's option, any necessary material repairs to the Property, and of performing any work therein that may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any Governmental Authorities, or that may be necessary to prevent waste or deterioration in connection with the Property, which Tenant is obligated, but has failed, to make, perform or prevent, as the case may be.  The Landlord shall not utilize such right to repair or to perform work in the event Tenant is using reasonable efforts to repair or to perform work or in the event any Leasehold Mortgagee is enforcing the terms of its loan documents with the Tenant to cause such repairs to be made.  In addition, the Landlord shall not, in any event, utilize such right to repair or to perform work in a manner which interferes with the Tenant’s use and enjoyment of its space and unless and until the Tenant fails to complete the repair within ninety (90) days after written notice from the Landlord; provided, however, in the event the repair is of such a nature that it cannot be completed within the aforesaid ninety (90)-day period, the Tenant shall have such additional time as is reasonably necessary to complete such repair provided the Tenant commences to complete the repair within the aforesaid ninety (90)-day period and diligently prosecutes the repair to completion thereafter.  Nothing in this Lease shall imply any duty or obligation upon the part of Landlord to do any such work or to make any alterations, repairs (including, but not limited to, repairs and other restoration work made necessary due to any fire, other casualty or partial condemnation, irrespective of the sufficiency or availability of any fire or other insurance proceeds, or any award in condemnation, which may be payable in respect thereof), additions or improvements of any kind whatsoever to the Property or to the Buildings and Improvements.  The performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same.

8.Compliance with Laws.  Throughout the full term of this Lease, Tenant, at its own sole cost and expense, shall comply in all material respects or shall cause any subtenant to promptly comply in all material respects with all present and future laws, ordinances, orders, rules, regulations and requirements of all Governmental Authorities with respect to the Property, it being the intention of the parties that Tenant shall and does hereby assume the entire responsibility for, and shall and does hereby relieve Landlord from the responsibility of complying with all such laws, ordinances, orders, rules, regulations and requirements of all Governmental Authorities.  In the event Tenant is taking all action necessary to comply as aforesaid and diligently prosecutes such compliance efforts to completion, the Landlord agrees not to enforce such compliance obligation against the Tenant until such efforts cease.

Notwithstanding anything contained herein to the contrary, Tenant may, at its sole cost and expense, contest or permit any subtenant to contest by due legal proceedings diligently prosecuted in good faith the validity of any such law, ordinance, order, rule, regulation or requirement and may postpone compliance therewith during such contest; provided, however, that such postponement shall not subject Landlord to any fine or penalty or to prosecution for a crime, or cause the Property, the Buildings or the Improvements or any part thereof, to be condemned or vacated. In connection with any contest permitted by this Section, Landlord, without any cost or expense to it, shall provide its reasonable cooperation with respect to any such contest to the extent requested by Tenant, and in connection therewith, Landlord agrees that Tenant may join Landlord in such proceedings as a co-party with Tenant; provided, however, that Tenant shall indemnify and hold Landlord harmless from any damages, costs, expenses (including Landlord's reasonable attorneys' fees and expenses and other fees of third parties), judgments, settlements, losses and any other amounts of a similar nature which Landlord may incur or may be imposed upon Landlord to the extent the same shall arise in connection with any such cooperation or prosecution.

Tenant shall not use or occupy, or permit or suffer the Property, or the Buildings and Improvements on the Premises or any part thereof to be used or occupied for any use other than a lawful use.

9.Public Liability Insurance.

9.1Public Liability Insurance.  Tenant, at no cost or expense to the Landlord, shall, throughout the term of this Lease, and all extensions thereof, procure and maintain or cause any subtenant or any other occupant to procure and maintain comprehensive general public liability insurance against claims for bodily injury, death or property damage occurring upon, in or about the Property, with a combined single limit of not less than Five Million and XX/100 Dollars ($5,000,000.00).  The amount of such insurance coverage shall, if applicable, increase every ten (10) years in amounts that are commercially reasonable based upon industry standards for real estate premises of the same type as the Property.

9.2Fire and Extended Coverage Insurance. Tenant, at no cost or expense to the Landlord, shall, throughout the preliminary term and full term of this Lease, and any extensions thereof, keep (or cause any subtenant or any other occupant to keep) the Improvements insured against loss or damage by fire, windstorm, and other elements, and against loss or damage by such other, further and additional risks as now are or hereafter may be embraced by the standard extended coverage forms, or endorsements to full insurable value thereof with a deductible in the amount permitted therein. The policy shall also contain a so-called "Agreed Amount Endorsement" which shall waive any and all co-insurance provisions under the policy as it applies to any of the coverages.

9.3Insurance Policy.  All insurance provided for in this Section shall, as applicable, be effected under valid and enforceable policies issued by financially sound insurance companies having a Best's rating of at least A and which are authorized to do business in the jurisdiction in which the Property is located.  Prior to the expiration dates of the expiring policies theretofore furnished pursuant to this Section, a certificate of insurance shall be delivered by or on behalf of the Tenant to Landlord.

9.4Insured Parties.  Any policies of insurance provided for or contemplated by Section 10 shall name Tenant as the named insured and Landlord as additional insured as their interests may appear.  The policies of insurance shall provide, if obtainable, at least thirty (30) days’ advance notice to Tenant, the Leasehold Mortgagee and to Landlord of non-renewal, material change or cancellation.

9.5Release and Waiver.  Each of Landlord and Tenant hereby releases the other from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties or any other casualty insured against, even if such fire or other casualty shall be brought about by the fault or negligence of the other party, or any persons claiming under such other party.

9.6Additional Insurance.  At all times during the term of this Lease, at its own cost and expense, Tenant shall provide and keep in force such other reasonably obtainable insurance and in such amounts as may from time to time be reasonably required by Landlord consistent with general industry standards against other insurable hazards which, at the time, are commonly insured against in the case of construction and alteration of buildings and/or in the case of Premises similarly situated to the Premises, due regard being or to be given to the height or type of buildings, their construction, use, occupancy and location.

10.Damage or Destruction by Fire or other Casualty.

10.1Damage to Property.  Tenant’s obligations under this Lease shall not be affected as a result of any damage or destruction of the Property or any buildings or improvements which may at any time be located thereon resulting from any fire or other casualty event.  In the event of any fire or other casualty event, Tenant shall be entitled to all insurance proceeds, and Tenant shall rebuild any damaged Improvements.

10.2Rent Abatement.  Upon the occurrence of any such fire, casualty or other damage to the Improvements, there shall be no abatement of Base Rent or other payments hereunder.  Tenant agrees, if necessary, to utilize insurance proceeds to pay the Base Rent and other charges due under this Lease after such proceeds have been used to rebuild the Improvements.

11.Tenant Improvements and Alterations.

11.1Construction of Building.  Tenant agrees that the any Improvements to be constructed by it on or at the Property shall be constructed at no cost to Landlord. Tenant specifically acknowledges that Landlord shall have no responsibility for construction of the Improvements or any site improvements, or for the maintenance, repair, and replacement of same.  The provisions of Section 12.4 shall apply to the construction of the Buildings. Tenant shall substantially complete the construction of the Improvements in a good and workmanlike manner.

11.2Right to Make Tenant Alterations.  Tenant shall have the right at any time and from time to time during the term of this Lease to make, or to permit to make, at no cost or expense to Landlord, Tenant Alterations (as that term is hereinafter defined) without any consent or approval from Landlord.

11.3Definition of Tenant Alterations.  The term "Tenant Alterations", as used in this Lease, shall mean the following and shall apply with like effect to any single instance of the following:

12.3.1All future additions or renovations of the whole or any part of any Buildings or Improvements existing now or in the future upon the Premises;

12.3.2All excavations at any time made or to be made in, on or about the Premises;

12.3.3All repairs, replacements, renewals, modifications, alterations, changes, additions, betterments, improvements, restorations and rebuildings made in, on or about the Premises or the Property, or with respect to any Improvements or any mechanical or utility systems therein, including, without limitation, any or all of the foregoing made by, for or on behalf of any subtenant or proposed development or redevelopment of the Property;

12.3.4Any repair, replacement, renewal, change, addition, alteration or modification which any Subtenant is permitted to make;

12.3.5Any other construction activity permitted hereunder with respect to the Property; and

12.3.6Any of the foregoing activities listed in this Section 12.3 or any other work undertaken by Tenant pursuant to the terms and provisions of any agreement executed subsequent to the date hereof, all of which shall be deemed permitted by Landlord hereunder.

11.4Provisions Applicable to Tenant Alterations.  Tenant will comply (and cause any subtenant or any other occupant to comply) with each of the following provisions:

12.4.1All Improvements and all Tenant Alterations shall be commenced and completed in a reasonable and timely manner using good quality materials and in a good and workmanlike manner.

12.4.2All Improvements and all Tenant Alterations shall be made in material compliance with all applicable laws and ordinances and with all applicable licenses, permits, authorizations and approvals and with all applicable rules, regulations, orders and requirements of all Governmental Authorities.

12.4.3Prior to the commencement of the construction of any Improvements or any Tenant Alterations, Tenant shall prepare or cause to be prepared in the case of structural Tenant Alterations plans and specifications and shall procure (or cause any subtenant or other occupant to procure) all applicable permits, consents and approvals of all Governmental Authorities, as may be required by each applicable Governmental Authority or customary in connection therewith, including, without limitation, the payment of any charges in connection therewith.

12.4.4Tenant shall pay or cause to be paid all costs, expenses and liabilities arising out of or in connection with or by reason of any Improvements or any Tenant's Alterations.

12.4.5Title to all Improvements and all Tenant Alterations when made, erected, constructed, installed or placed upon or under the Premises shall be governed by the terms and provisions of Section 7.2 of this Lease.

11.5Cooperation of Landlord.  Landlord agrees that, at the request of Tenant, and at Tenant's sole cost, Landlord will either (a) file any appropriate applications or petitions in which Tenant or subtenant will join or (b) join in any applications or petitions filed by Tenant or any subtenant required to obtain all necessary public and final approvals, zoning and other permits, consents or approvals required at any time from Governmental Authorities to permit construction of the Improvements or any Tenant's Alterations.  Tenant and/or subtenant, as applicable, shall be solely responsible for the preparation, filing and processing of all such applications or petitions.

12.Prohibition Against Liens.

12.1Discharge of Lien.  Except for liens, encumbrances or charges created by Landlord's action or inaction or taken at Tenant's request and consented to by Landlord, Tenant shall not create or permit to be created or to remain, and shall discharge or bond in a manner reasonably satisfactory to Landlord (or cause to be so discharged or bonded) any mechanic's, laborer's or materialman's lien, or any other lien or encumbrance which constitutes a lien, encumbrance or charge upon the Property. Any mechanic's, laborer's or materialman's lien shall be discharged or bonded in accordance with Section 13.2 hereof.  Landlord agrees to join in the execution of any utility easement required for the development, use or operation of the proposed Improvements provided such easement is an easement on the customary terms generally utilized by such utility company and with Landlord to not have any liabilities, obligations or duties until Landlord becomes the owner of the Improvements.  Such easement must also be reasonably satisfactory to Landlord and, if obtainable, expire and terminate at Landlord's option upon the expiration or termination of the term of this Lease.

12.2Landlord's Right to Discharge.  If any mechanic's, laborer's or materialman's lien shall at any time be filed against the fee interest of Landlord in the Property or any part thereof, for labor, work, materials or supplies provided or alleged to have been provided by or on behalf of Tenant or any subtenant, Tenant, within sixty (60) days after written notice from Landlord or any other party to Tenant of the filing of same, shall cause the same to be discharged or bonded in full in such a manner that any title insurance company will either not take an exception for same or will insure over such mechanic's lien.  If Tenant shall fail to cause such lien to be discharged or bonded, then, in addition to any other right or remedy, upon sixty (60) days' notice to Tenant, Landlord may, but shall not be obligated to, procure the discharge of such lien by payment or by bonding proceedings.  However, so long as Tenant (or any subtenant) is contesting in good faith, by virtue of appropriate proceedings, the validity or amount of such lien and has bonded the same, then Landlord agrees not to discharge such lien by payment to the lienor.  Any and all amounts so paid and all other costs incurred by Landlord including, but not limited to, reasonable attorney fees, shall be paid by Tenant to Landlord on demand as additional rent hereunder.

13.Cooperation of Landlord.  Landlord covenants and agrees that Landlord will from time to time upon Tenant’s request and at the Tenant’s sole cost as additional rent join with Tenant in all applications, petitions and proceedings required for Tenant or any subtenant to secure all permits, consents and approvals for the construction and operation of the Improvements and any Tenant Alterations from Governmental Authorities provided that the same shall be at no cost to Landlord.

14.Representations and Warranties of Landlord.  Landlord hereby warrants and represents to Tenant that as of the date hereof:

14.1No Litigation.  There are no material suits, actions or proceedings pending, or, to the best of the knowledge of Landlord, threatened against or affecting Landlord before or by any court or administrative agency or officer, and Landlord is not in material default with respect to any judgment, order, writ, injunction, rule or regulation of any court or governmental agency or officer to which it may be subject in any way affecting the Property or the transactions provided for herein.

14.2No Governmental Approval.  No consent, approval or other action of, or filing, or registration with any governmental agency, commission or officer is required in connection with the execution, delivery, observance or performance by Landlord of this Lease or any other transactions herein provided for.

14.3Power and Authority.  Landlord has or shall have full right, power and capacity to enter into this Lease and to carry out the transactions contemplated hereby, and the execution and delivery of this Lease and the consummation of the transactions contemplated hereby has not resulted, and will not result, (with or without the lapse of time, the giving of notice, or both) in a conflict with or constitute a default under any agreement, contract or other instrument to which Landlord is a party.

14.4[RESERVED].

14.5Due Execution of Lease.  Landlord is duly organized and validly existing under the laws of the State of Wisconsin; the execution and delivery of this Lease and the consummation of the transactions contemplated hereby, has been authorized by all necessary action and has not resulted and will not result (with or without the lapse of time, the giving of notice or both) in any breach of, or in a conflict with any of the terms or provisions of the articles of incorporation or by-laws of Landlord; the Lease is binding and enforceable against Landlord in accordance with its terms subject to bankruptcy, insolvency and other similar debtors' rights laws.

14.6Condition of and Title to Property.  Landlord is or will be the owner of good and marketable record fee simple title to the Property, and has or will have good right and lawful authority to lease, demise, rent and let the Property to Tenant in accordance with this Lease.

15.Unavoidable Delays.  In any case where either party hereto is required to do any act, delays caused by or resulting from Act of God, war, civil commotion, fire or other casualty, labor difficulties, general shortages of labor, materials or equipment, government regulations or any other Unavoidable Delays shall not be counted in determining the time when the performance of such act must be completed, whether such time be designated by a fixed time, a fixed period of time or "a reasonable time." In any case where work is to be paid for out of insurance proceeds or condemnation awards, due allowance shall be made, both to the party required to perform such work and to the party required to make such payment, for delays in the collection of such proceeds and awards.  Notwithstanding the foregoing, the concept of Unavoidable Delay shall not apply to the payment of Base Ground Rent, Impositions, additional rent or any other payments under this Lease.

16.Non-Disturbance Agreement.  [RESERVED]

17.Indemnification of Landlord.  Tenant shall indemnify, defend with counsel reasonably satisfactory to Landlord and hold Landlord harmless from and against all liabilities, obligations, damages, suits, fines, penalties, claims, demands, costs, charges, judgments and expenses, including, but not limited to, reasonable attorneys' fees, which may be imposed upon or asserted against Landlord or Landlord's interest in the Property by reason of or in connection with any default by Tenant under this Lease or any act or omission of Tenant or any subtenant and their respective agents, servants, contractors or employees during the term of this Lease on or about the Property, excluding such liabilities as are caused by any negligent act or omission by Landlord, its agents, servants, contractors or employees.  This indemnity shall survive the termination of this Lease.

18. Condemnation.  In the event all of the Property, or any part thereof, shall be taken by any authority under the power of eminent domain, then Landlord shall be entitled to all proceeds or awards.

19. Landlord's Mortgages; Landlord's Right to Assign Rents.

17.1Fee Mortgagees of Landlord.  Landlord shall be free to mortgage or otherwise encumber the Property during the term of this Lease or any extension thereof.

17.2Sale or Transfer of Landlord's Interest in the Premises. Except as permitted pursuant to Section 45 of this Lease, Landlord shall not convey the Property or any interest therein during the term of this Lease or any extension thereof.

18.Mortgages, Assignments and Transfer of Tenant's Interest.

18.1Assignment or Transfer of Lease.  Tenant may not, without the Consent of Landlord, sell, assign, transfer or otherwise convey all or a portion of its interest in the Improvements or in this Lease or the term hereof as the same may be extended, or the leasehold estate created hereunder or any interest in any of the same or permit any other person to use and occupy all of a portion of the Property pursuant to the terms hereof.  In connection with any potential sale, assignment, transfer or other conveyance, the assignee or other transferee shall execute and deliver to Landlord, for Landlord’s Consent, an assumption instrument pursuant to which such assignee or other transferee agrees that it has effective as of the effective date of such instrument assumed all of the obligations, liabilities and duties of Tenant under this Lease and has become liable therefor to Landlord.  In the event for any reason any such assignee or other transferee fails to execute such assumption instrument, the acceptance of any such assignment or other transfer shall establish that such assignee or other transferee has agreed to the foregoing and has assumed all such liabilities, obligations and duties.  Upon such assignment becoming effective, and Landlord providing its Consent, the Tenant hereunder shall be released of all liability under this Lease.

18.2Rejection of Lease.  Landlord agrees that in the event of the rejection of this Lease by Landlord's trustee in bankruptcy or otherwise pursuant to the Federal Bankruptcy Code or other similar laws, Tenant's right to remain in possession of the Property pursuant to Section 365 of the Federal Bankruptcy Code (or similar provisions of such other similar laws).

18.3Assignment of Ownership Interest.  Tenant’s shareholders or other owners of Tenant may, without the Consent of Landlord, sell, assign or otherwise transfer their ownership interests in Tenant in whole or in part.  Tenant agrees to give written notice to Landlord of any such sale, assignment or other transfer provided, however, the failure of Tenant to give such notice will not invalidate such sale, assignment or other transfer.

22.Estoppel Certificates.

22.1Estoppel Certificate of Tenant.  Tenant agrees at any time and from time to time, within twenty (20) days of written request from Landlord, to execute, acknowledge and deliver, without charge, to Landlord, or to any person designated by Landlord, a statement in writing certifying that this Lease is unmodified (or if there have been modifications, identifying the same by the date thereof and specifying the general nature thereof), that Tenant has not received in the thirty (30) days prior to the date of the certificate any notice of default or notice of termination of this Lease (or if Tenant has received such a notice, that it has been revoked or the default cured or in the process of being cured, as applicable, if such be the case), that to Tenant's knowledge Landlord is not in default in the payment or performance of any of Landlord's obligations under this Lease (or if a default does exist, specifying the same), that Tenant, to its knowledge, has no claims or offsets against Landlord hereunder (or if Tenant has any such claims, specifying the same), and the dates to which the rent and other sums and charges payable by Tenant hereunder have been paid, and to such other matters as Landlord may reasonably request.

22.2Estoppel Certificate of Landlord.  Landlord agrees at any time and from time to time, within twenty (20) days of written request from Tenant, to execute, acknowledge and deliver, without charge, to Tenant, or to any person designated by Tenant (including any subtenant), a statement in writing certifying that this Lease is unmodified (or if there be modifications, identifying the same by the date thereof and specifying the general nature thereof), that no notice of default or notice of termination of this Lease has been served on Tenant in the thirty (30) days prior to the date of the certificate (or if Landlord has served such notice, that the same has been revoked or, if Landlord has knowledge of same, that the default has been cured, as applicable, if such be the case), that to Landlord's knowledge no Event of Default does exist (or if a default does exist, specifying the same) and the dates to which the rent and other sums and charges payable by Tenant hereunder have been paid, and to such other matters as Tenant may reasonably request.  Such certificate may be relied upon by any person receiving it.

23.Events of Default.

23.1Events of Default.  If any one or more of the following events (herein sometimes called an "Event of Default") shall occur:

23.1.1If default shall be made in the due and punctual payment of any installment of the Base Rent payable under this Lease or any part thereof when and as the same shall have become due and payable and such default shall continue for a period of fifteen (15) days after written notice thereof from Landlord to Tenant; or

23.1.2If default shall be made in the due and punctual payment of any other sums or charges payable by Tenant under this Lease or any part thereof when and as the same shall become due and payable and such default shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; or

23.1.3If default shall be made by Tenant in the performance of or compliance with any of the covenants, agreements, terms or conditions contained in this Lease (other than those referred to above in Subsections 23.1.1 and 23.2.2 of this Article 23), and such default shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant, or, in the case of a default or a contingency, although curable, which cannot with due diligence be cured within such period of thirty (30) days, Tenant fails to proceed with all due diligence within such period of thirty (30) days to commence to cure the same and thereafter to prosecute the curing of such default with all due diligence (it being intended that in connection with a default not susceptible of being cured with due diligence within thirty (30) days that the time for Tenant within which to cure the same shall be extended for such period as may reasonably be necessary to complete the curing thereof with all due diligence); or

23.1.4If Tenant shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent or shall file any petition or answer seeking any reorganization, arrangement, recapitalization, readjustment, liquidation, dissolution or similar relief under any present or future Bankruptcy

Code or other bankruptcy law or any other present or future applicable federal, state or other statute or law, or shall seek or consent to the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the Property, or shall make an assignment for the benefit of creditors; or

23.1.5If within ninety (90) days after the commencement of any proceedings against Tenant seeking any reorganization, arrangement, recapitalization, readjustment, liquidation, dissolution or similar relief under the present or any future Bankruptcy Code or other bankruptcy law or any other present or future applicable Federal, state or other statute or law, such proceedings shall not have been dismissed, or if, within ninety (90) days after the appointment, without the consent of Tenant, of any trustee, receiver or liquidator of Tenant, or of all or any substantial part of the Property, such appointment shall not have been vacated or stayed on appeal or otherwise, or within ninety (90) days after the expiration of any such stay such appointment shall not have been vacated; or

23.1.6Tenant shall fail to pay (or cause any subtenant to pay) any Imposition and such default shall continue for a period of sixty (60) days after written notice by Landlord; or

23.1.7Except as otherwise expressly permitted herein, any lien in violation of the terms of this Lease shall be filed of record against the Property, or Landlord’s reversion or other interest in the Property, the Buildings and Improvements, and such lien shall not be dismissed or bonded as provided in this Lease within ninety (90) days following written notice thereof to Tenant;

Then and in any such Event of Default, and at any time thereafter during the continuance of such Event of Default, subject to any rights of any Leasehold Mortgagee, Landlord shall have the right to maintain an action in law or equity to require compliance with this Lease, but in no event shall Landlord, at any time, be entitled to terminate this Lease or seek to obtain a judgment of possession or order of eviction by reason of a default by Tenant hereunder, it being expressly agreed that Landlord’s remedies shall be limited to bringing an action seeking damages or a court order requiring Tenant to comply with the terms, covenants and conditions of this Lease.

23.2Additional Remedies.  If Landlord or Tenant shall incur any expenses, including reasonable attorney's fees, in instituting, prosecuting, or defending any action or proceeding instituted by reason of any default by the other party, the prevailing party shall reimburse the other for the amount of such expense, together with interest at the rate of one percent (1%) per month.

In the event of a default or threatened default by either party of any of the agreements, terms, covenants or conditions hereof, the other shall have the right to seek an injunction to restrain the same and the right to invoke any remedy allowed by law or in equity (except as specifically limited in Section 23.1), as if specific remedies, indemnity or reimbursement were not herein provided.

23.3Waiver Not Implied.  No failure by Landlord or Tenant to insist upon the strict performance of any covenant, agreement, term or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance by Landlord of full or partial rent during the continuance of any breach, shall constitute a waiver of any such breach or such covenant, agreement, term or condition.  No acceptance of rent by Landlord at any time shall be deemed to constitute a waiver by Landlord of any breach of this Lease by Tenant whether or not Landlord shall be aware of such breach at the time of such acceptance.

No covenant, agreement, term or condition of this Lease to be performed or complied with by either party, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by the other party.  No waiver of any breach shall affect or alter this Lease, but each and every covenant, agreement, term and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

23.4Remedies Cumulative.  Each right and remedy of Landlord or Tenant provided for in this Lease shall be distinct, separate and cumulative and shall be in addition to every other right or remedy provided for in this Lease, or available at law or in equity, and the exercise or beginning of the exercise by Landlord or Tenant of any one or more of the rights or remedies provided for in this Lease shall not preclude the simultaneous or later exercise by Landlord or Tenant of any or all other rights or remedies provided for in this Lease or available at law or in equity (except as specifically limited in Section 23.1).

24.Indemnification by Landlord.  Landlord hereby agrees to indemnify and save Tenant harmless from and against all liabilities, obligations, damages, fines, penalties, claims, demands, costs, charges, judgments and expenses, including, but not limited to, reasonable attorneys' fees, which may be imposed upon or asserted against Tenant or Tenant's interest in the Property by reason of or in connection with any gross negligence or willful misconduct of the Landlord, its agents, servants, contractors or employees during the term of this Lease on or about the Property, other than such liabilities as are caused by any negligent or intentional act or omission by Tenant or any subtenant or their respective agents, servants, contractors or employees, or with respect to expenses incurred by Tenant for which Landlord is not obligated under other provisions of this Lease to pay or reimburse to Tenant.

25.Invalidity of Particular Provisions.  If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

26.Notices. All notices, requests, demands, consents, approvals, and other communications which may or are required to be served or given hereunder (for the purposes of this Section collectively called "Notices") shall be in writing and shall be sent by email, registered or certified mail, return receipt requested, postage prepaid, or by overnight courier requiring a signed receipt, addressed to the party to receive such Notice at the address set forth below:

If to Landlord, to:

95th Holdings, LLC

Attention: Nicholas Warrender

5511 95th Avenue

Kenosha, WI 53144

ceo@liftedmade.com

If to Tenant, to:

Lifted Liquids, Inc.

Attention: Gerard M. Jacobs

31 N. Suffolk Lane

Lake Forest, IL 60045

gerardmjacobs@acquiredsalescorp.com

Either party may, by Notice given as aforesaid, change its address or add a second address for all subsequent Notices.  Notices shall be deemed given when received or as of the date the addressee refuses receipt or acceptance.

27.Intentionally Omitted.

28.Quiet Enjoyment.  Landlord covenants that Tenant shall quietly have and enjoy the Premises during the term of this Lease, without hindrance or molestation by anyone claiming by, through or under Landlord.

29.Holdover. If Tenant or any person or entity claiming under Tenant shall remain in possession of the Property or any part thereof after the expiration of the term of this Lease without any agreement in writing between Landlord and Tenant with respect thereto, prior to acceptance of rent by Landlord, the person or entity remaining in possession shall be deemed a tenant at sufferance and after acceptance of rent by Landlord shall be deemed a tenant from month to month, with Base Rent at 150% of the Base Rent due at the termination or expiration of the Lease and subject to the provisions of this Lease insofar as the same may be made applicable to a tenancy from month to month.  Additional rent and any other amounts due and owing hereunder shall also be due and payable as provided in this Lease.

30.Right to Perform Covenants.

30.1Landlord's Rights.  Subject to the provisions of Article 21 herein, if Tenant shall at any time fail to make any payment (other than rent) or perform any other material act on its part to be made or performed or shall otherwise default hereunder in any material respect, in all cases in a manner which would materially adversely affect the Property after the expiration of all applicable grace periods, then, unless otherwise specifically provided in this Lease, Landlord, after sixty (60) days' notice to Tenant (and without being deemed to have made an election of remedies and without prejudice to its other rights and remedies hereunder), except when other notice is expressly provided for in this Lease (or without notice in case of an emergency) and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease, may (but shall be under no obligation to) make any payments or perform any act on Tenant's part to be made or performed as in this Lease provided and otherwise cure the Tenant's default, and may enter upon the Property for any such purpose, and take all such action thereon as may be necessary therefor; provided, however, if the Tenant commences to cure the default during said sixty (60) day period and if the default is of such a nature that it cannot be cured within said sixty (60) day period, the Landlord may not cure the default on the Tenant's behalf if the Tenant is diligently attempting to cure the default.  The Landlord agrees not to exercise the foregoing right of self-help during any cure period granted to the Leasehold Mortgagee pursuant to Article 21 if the Leasehold Mortgagee commences to cure the default of the Tenant or notifies the Landlord that it intends to do so and commences such cure within thirty (30) days after such notice to the Landlord and thereafter diligently prosecutes the cure to completion.

30.2Costs.  All reasonable documented sums so paid by Landlord and all reasonable documented costs and expenses incurred by Landlord in connection with the performance of any such act, shall be paid by Tenant immediately on demand as additional rent hereunder.

30.3Tenant's Rights. If Landlord shall at any time fail to make any payment or perform any other act on its part to be made or performed or shall otherwise default hereunder, then Tenant, after sixty (60) days' notice to Landlord (and without being deemed to have made an election of remedies and without prejudice to its other rights and remedies hereunder), except when other notice is expressly provided for in this Lease (or without notice in case of an emergency) and without waiving or releasing Landlord from any obligation of Landlord contained in this Lease, may (but shall be under no obligation to) make any payments or perform any act on Landlord's part to be made or performed as in this Lease provided and otherwise cure the Landlord's default, and may enter upon the Property for any such purpose, and take all such action thereon as may be necessary therefor; provided, however, if the Landlord commences to cure the default during said sixty (60) day period and if the default is of such a nature that it cannot be cured within said sixty (60) day period, the Tenant may not cure the default on the Landlord's behalf if the Landlord is diligently attempting to cure the default.

All reasonable documented sums so paid by Tenant and all reasonable documented costs and expenses incurred by Tenant in connection with the performance of any such act shall be paid by Landlord to Tenant immediately on demand.  If Landlord fails to make such payment within ten (10) days of being billed for same, Tenant may (in addition to all other rights and remedies) deduct the unpaid amount with interest as aforesaid from all Base Rent and additional rent payable under this Lease.

31.Captions. The captions and table of contents, if any, in this Lease are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of this Lease nor in any way shall affect this Lease or the construction of any provision hereof.

32.Modification and Amendment.  This Lease and the documents referred to herein contain the entire agreement between the parties pertaining to the subject matter hereof, and any executory agreement hereafter made shall be ineffective to change, modify or discharge it in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification or discharge is sought.  This Lease cannot be changed or terminated orally.

33.Limitation on Liability.  Anything in this Lease to the contrary notwithstanding, Tenant shall look solely to the estate and interest of Landlord in and to the fee interest in the Property, and the proceeds, rents, issues and profits therefrom for the satisfaction of Tenant's remedies or the collection of a judgment against Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be performed by Landlord and no other property or assets of Landlord or any officer, director, shareholder, parent, subsidiary or affiliate of Landlord shall be liable for any obligation of Landlord hereunder.  The provisions of this Section shall survive the termination of this Lease.

34.Gender and Number.  In this Lease, wherever the context so requires, the neuter gender includes the masculine and/or feminine gender, and the singular includes the plural.

35.Successors and Assigns.  The covenants, conditions and agreements in this Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided in this Lease, their authorized respective legal representatives, successors and assigns.

36.No Merger.  It is the intent and purpose of the parties hereto that this Lease shall remain in full force and effect until duly terminated and shall not be deemed to have merged with the interest of Landlord created by virtue of any lien upon the Property or any other interest therein or any portion thereof held by Landlord or by the purchase by Tenant of Landlord's interest in the Premises.

37.Governing Law.  This Lease shall be construed in accordance with and shall be governed by the laws of the State of Wisconsin.

38.Waivers.  Failure of either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed a waiver by said party of any of its rights hereunder.  No waiver by either party at any time, express or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision.  If any action by either party shall require the consent or approval of the other party, the other party's consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion.

39.Disputes. It is agreed that if at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other party under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment with notice that such payment is made "under protest," such payment not being regarded as a voluntary payment and there shall survive the right on the part of said party to institute suit for recovery of such sum and if it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease; and if at any time a dispute shall arise between the parties hereto as to any work to be performed by either of them under the provisions hereof, the party against whom the obligation to perform the work is asserted may perform such work and pay the cost thereof with notice that such work is being performed and the cost thereof paid "under protest" and the performance of such work shall in no event be regarded as a voluntary performance, and there shall survive the right on the part of said party to perform the same or any part thereof, said party shall be entitled to recover the cost of such work or the cost of so much thereof as said party was not legally required to perform under the provisions of this Lease.

40.Brokers. Each of Landlord and Tenant warrants and represents to the other that it has dealt with no brokers in connection with this Lease.  Each party shall defend, indemnify and hold harmless the other party from and against all commissions, fees and expenses, and all claims therefor, in connection with this Lease of, or by, any broker alleging he, she or it has dealt with the indemnitor party, including without limitation, reasonable attorney's fees.

41.Intentionally Omitted.

42.Memorandum of Lease.  The parties agree that a memorandum or notice of lease may be recorded in the Register of Deeds’ Office of Land Evidence Records for the County of Kenosha, in the State of Wisconsin.

43.Representations and Warranties of Tenant.  Tenant hereby warrants and represents to Landlord that:

43.1No Litigation.  There are no material suits, actions or proceedings pending, or, to the best of the knowledge of Tenant, threatened against or affecting the Tenant before or by any court or administrative agency or officer, and Tenant is not in material default with respect to any judgment, order, writ, injunction, rule or regulation of any court or governmental agency or officer to which it may be subject in any way affecting the Property or the transactions provided for herein.

43.2No Governmental Approval.  No consent, approval or other action of, or filing, or registration with any governmental agency, commission or officer is required in connection with the execution, delivery, observance or performance by the Tenant of this Lease or any other transactions herein provided for.

43.3Power and Authority.  Tenant has full right, power and capacity to enter into this Lease and to carry out the transactions contemplated hereby, and the execution and delivery of this Lease and the consummation of the transactions contemplated hereby has not resulted, and will not result (with or without the lapse of time, the giving of notice, or both) in a conflict with or constitute a default under any agreement, contract or other instrument to which Tenant is a party.

43.4Due Execution of Lease.  Tenant is duly organized and validly existing under the laws of the State of Illinois; the execution and delivery of this Lease and the consummation of the transactions contemplated hereby, has been authorized by all necessary action and has not resulted and will not result (with or without the lapse of time, the giving of notice or both) in any breach of, or in a conflict with any of the terms or provisions of the articles of incorporation or by-laws of Tenant; the Lease is binding and enforceable against the Tenant in accordance with its terms, subject to bankruptcy, insolvency and other similar debtors' rights laws.

44.Environmental Provisions.

44.1Tenant's Compliance.  The Tenant shall comply (and require each Subtenant to comply) with the material requirements of all federal, state, and local environmental laws relating to the Premises and the Property; shall notify the Landlord in the event that Tenant receives written notice of any release, discharge or spill of Hazardous Materials (as that term is defined herein), hazardous waste pollution or contamination caused by the Tenant or anyone acting or claiming by, through or under the Tenant affecting the Premises or the Property; shall forward to the Landlord any notices received by the Tenant relating to such matters received from any governmental agency; and shall pay promptly when due any fine or assessment against the Landlord and/or Premises or the Property, as well as all clean up costs, costs for all remedial work and all other costs and expenses arising out of or in connection with any violation of law or any release, discharge or spill of Hazardous Materials, hazardous waste pollution or contamination caused by the Tenant, the Subtenant or anyone acting or claiming by, through or under the Tenant or the Subtenant.  The Tenant shall promptly contain and remove any Hazardous Material found on the Premises or the Property if caused by the Tenant, Major Subtenant, any Subtenant or anyone acting or claiming by, through or under the Tenant.  All such work must be done in compliance with all applicable laws.  As used herein, the term "Hazardous Materials" shall be deemed to refer to any oil, friable asbestos, hazardous waste, hazardous material, or other waste or material regulated or limited by applicable federal, state, or local environmental laws or regulations.

44.2Prohibited Environmental Activities.  The Tenant will not become involved, and will not permit any tenant or anyone acting or claiming by, through or under the Tenant to become involved, in any operations at the Premises or the Property generating, storing, disposing, or handling Hazardous Material, or any other related activity except in the ordinary course of its business (as an incidental part thereto) or except for the storage of routine cleaning products and in compliance with all applicable laws.

44.3Indemnification by Tenant.  The Tenant will indemnify, defend, and hold the Landlord (and any mortgagees) harmless from and against any claim, cost, damage, expense (including, without limitation, reasonable attorneys' fees and expenses), loss, liability, or judgment now or hereafter arising as a result of any claim for environmental cleanup costs, any resulting damage to the environment and any other environmental claims against the Tenant, the Landlord, or the Property relating to any act or negligence by the Tenant or anyone acting or claiming by, through or under the Tenant.

44.4Indemnification by Landlord.  The Landlord will indemnify, defend, and hold the Tenant harmless from and against any claim, cost, damage, expense (including, without limitation, reasonable attorneys' fees and expenses), loss, liability, or judgment now or hereafter arising as a result of any claim for environmental cleanup costs, any resulting damage to the environment and any other environmental claims against the Landlord, the Tenant, or the Premises arising out of or relating to any gross negligence or willful misconduct of the Landlord.

45.Tenant’s Right and Obligation to Purchase.

45.1Purchase; Purchase Price; and Failure to Exercise Timely. At any time on or before the second anniversary of the Lease Commencement Date (“Purchase Date”), during the term of this Lease, the Tenant shall have the right, upon 30 days written notice to Landlord, to purchase the Property and all of Landlord’s right, title and interest in and to the Property (“Purchase Right”).  Tenant shall purchase the Property for an amount equal to the Purchase Price (defined below in Section 45.2).  Notwithstanding anything contained in this Lease, it is agreed that the Tenant is required to purchase the Property on or before the fifth anniversary of the Commencement Date in accordance with the provisions herein.

45.2Determination of Purchase Price. The Purchase Price shall be in an amount equal to the greater of: (1) the Fair Market Value (as determined in Section 45.3 below) of the Property at the time Tenant exercises its rights under Section 45.1; or (2) any remaining principal balance of any purchase-money mortgage for the Property existing at the time of the Closing (as defined below), plus the corresponding amount identified in the Additional Purchase Price Schedule attached as Exhibit B hereto.

45.3Determination of Fair Market Value.  Unless otherwise agreed to in writing by both parties to this Lease, Landlord shall choose one (1) commercial real estate appraiser familiar with the real estate market in which the Property is located.  Tenant shall choose one (1) commercial real estate appraiser familiar with the real estate market in which the Property is located.  The appraisers each chosen by the Landlord and the Tenant shall then choose one (1) commercial real estate appraiser together.  The three (3) commercial appraisers chosen in this Section 45.3 shall each prepare a commercial appraisal of the Property utilizing the comparative market approach in accordance with industry standards to determine the then-current fair market value of the Property.  The average of the three (3) commercial appraisals will be the Fair Market Value.

45.4Closing.  The closing and conveyance of the Property from the Landlord to the Tenant (“Closing”) shall occur on the date specified in Tenant’s aforesaid notice.  After receipt of such notice to purchase and upon receipt of the payment at the closing, the Landlord shall convey the Property to the Tenant or its nominee by a warranty deed, subject to any subleases and the matters set forth in Article 2 of this Lease, the lien for any taxes due but not yet payable, any leasehold mortgage and any lien or other encumbrance suffered or imposed upon the Property by the Tenant.  Landlord agrees to execute any documents reasonably requested by Tenant’s title insurance company provided the same are customarily used in transactions of this type.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as a sealed instrument on the day and year first above written.

LANDLORD

95th Holdings, LLC

By:	/s/ Nicholas Warrender
Name:	Nicholas Warrender
Title:	Owner

TENANT

Lifted Liquids, Inc.

By:	/s/ Vincent J. Mesolella
Name:	Vincent J. Mesolella
Title:	Lead Outside Director